SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 7, 2004

Date of Report (Date of Earliest Event Reported)

CAPITAL BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

333-56682	62-1848668
(Commission File Number)	(IRS Employer Identification No.)

1820 West End Avenue, Nashville, Tennessee 37203

(Address of Principal Executive Offices)

(615) 327-9000

(Registrant’s Telephone Number)

(Former Name or Former Address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

The Registrant intends to issue the press release attached hereto as Exhibit 99.1 to the public on July 7, 2004.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

99.1 Press Release dated July 7, 2004.

Item 9. Regulation FD Disclosure [See Item 12].

The Registrant is providing the information required by this Item in response to Item 12.

See also the Registrant’s response to Item 5.

Item 12. Results of Operations and Financial Condition.

The Registrant intends to issue the press release attached hereto as Exhibit 99.1 to the public on July 7, 2004. Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward- looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no duty to correct any statements made herein and expressly disclaims any intent to do so.

See also the Registrant’s responses to Items 5 and 9.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.
July 7, 2004	By:	/s/ R. Rick Hart
R. Rick Hart, Chairman, President & CEO